Note 2. Land and Land Improvements	12 Months Ended
Nov. 30, 2018
Notes
Note 2. Land and Land Improvements

Note 2.      Land and Land Improvements

On November 20, 2017 the Company acquired a parcel of undeveloped land in Anchorage, Alaska via its acquisition of 100% stock ownership of GNP. The Company's plans for this property are to build a triplex with 3 rental units, each of which will consist of approximately 1,200 sq. ft.  Upon acquisition, the land was recorded at its fair market value, which was deemed to be the value of the $55,000 in consideration paid for the GNP stock.  Land improvements are recorded at cost, totaling $46,163 and $0 as of November 30, 2018 and 2017, respectively.  The Company evaluates the land and land improvements for impairment periodically in accordance with ASC 360 Property, Plant, and Equipment.  For the years ended November 30, 2018 and 2017, the Company did not recognize any impairment charges.